UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2025

ENZO BIOCHEM, INC.

(Exact name of registrant as specified in its charter)

New York	001-09974	13-2866202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Executive Blvd.

Farmingdale, New York 11735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (631) 755-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Enzo Biochem, Inc. (the “Company”) held its Annual Meeting on January 15, 2025. As of the close of business on November 27, 2024, the record date for the Annual Meeting, there were 52,244,074 shares of the Company’s common stock outstanding and entitled to vote. At the 2024 Annual Meeting, the holders of 41,656,697 shares of the Company’s common stock outstanding and entitled to vote were represented in person or by proxy, which constituted a quorum to conduct business.

At the 2024 Annual Meeting, the Company’s shareholders: (1) elected Steven J. Pully, Bradley L. Radoff, Kara Cannon and Jon Couchman to the Board to hold office for a term ending as of the Company’s 2025 Annual Meeting, and until each such director’s successor is elected and qualified (Proposal 1); (2) approved, by a nonbinding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal 2); (3) ratified the Company’s appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2025 (Proposal 3); and (4) approved, on a nonbinding advisory basis, holding the shareholder advisory vote to approve executive compensation every year (Proposal 4). For additional information on these proposals, please see the Proxy Statement. The voting results with respect to each of the matters described were as follows:

Proposal 1 – Election of Board of Directors.

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Steven J. Pully	20,196,495	5,511,572	4,866,125	11,082,505
Bradley L. Radoff	20,084,143	5,625,433	4,864,616	11,082,505
Kara Cannon	22,884,624	2,825,303	4,864,265	11,082,505
Jon Couchman	23,038,697	2,677,879	4,857,616	11,082,505

Proposal 2 – To approve, by a nonbinding advisory vote, the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,623,656	6,145,891	4,804,645	11,082,505

 Proposal 3 - To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2025

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,132,481	2,510,001	5,014,215	0

Proposal 4 – To approve, on a nonbinding advisory basis, the frequency of holding the shareholder advisory vote to approve executive compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
25,260,960	43,370	329,490	4,940,372	11,082,505

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

	By:	/s/ Patricia Eckert
	Name:	Patricia Eckert
	Title:	Chief Financial Officer
Date: January 16, 2025